Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Alternet Systems. (the “Company”) on Form 10 KSB/A No. 3 for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), I, Patrick Fitzsimmons, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Report on Form 10 KSB / A No.3 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of the periods covered by the Report.

Dated: September 8, 2008	By:	/s/ Patrick Fitzsimmons
Patrick Fitzsimmons
Principal Financial Officer